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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): October 24, 2005

                            ENTERASYS NETWORKS, INC.

             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     1-10228               04-2797263
(State or Other Jurisdiction       (Commission File         (IRS Employer
      of  Incorporation)                Number)           Identification No.)


                                50 Minuteman Road
                                Andover, MA 01810

               (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code: (978) 684-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 220.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL
YEAR

      At a Special Meeting of Stockholders held on October 24, 2005, the stockholders of Enterasys Networks, Inc. (the "Company") approved an amendment to the Company's Certificate of Incorporation. This amendment, which will become effective as of October 28, 2005 at 5:00 p.m., implements a one-for-eight reverse stock split of the Company's common stock. This amendment also reduces the number of shares of Common Stock the Company is authorized to issue from 450,000,000 to 60,000,000. A copy of this amendment is being furnished as
Exhibit 3.1 to this Report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

 3.1  Text of Amendment to Amended and Restated Certificate of Incorporation

99.1  Press Release dated October 26, 2005.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ENTERASYS NETWORKS, INC.

Date:  October 25, 2005                      By: /s/ Richard S. Haak, Jr.
                                                 --------------------------
                                                 Richard S. Haak, Jr.
                                                 Chief Financial Officer

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